EXHIBIT 10.5

EXECUTION VERSION

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is entered into as of February 14, 2020, by and among FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company (“Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and CIBC BANK USA, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 16, 2019 (as the same has been or may be amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and, as amended by this Amendment, the “Amended Credit Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Amended Credit Agreement);

WHEREAS, the Loan Parties wish to amend the Existing Credit Agreement on the terms set forth herein, and the consent of Required Lenders is required for such amendments; and

WHEREAS, the Administrative Agent and the Lenders party hereto are willing to amend the Existing Credit Agreement as provided for herein;

NOW THEREFORE, in consideration of the premises and the agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.                  Interpretation. This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Sections 1.3, 1.4, 1.5, 1.6 and 1.7 of the Amended Credit Agreement.

Section 2.                  Amendments to Existing Credit Agreement. Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, the Existing Credit Agreement and the exhibits attached thereto are hereby amended as follows:

2.1               The definition of “Collateral Documents” now appearing in Section 1.1 of the Existing Credit Agreement is amended to insert the text “the GACP Subordination Agreement” after the text reading “each Perfection Certificate,” where such words appear in such definition.

2.2               The definition of “Commitment” now appearing in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“Commitment” means, with respect to each Lender, the commitment hereunder of such Lender to make Loans and to acquire participations in Letters of Credit and Swingline Loans in an aggregate outstanding amount not exceeding the amount of such Lender’s Commitment as set forth on Schedule 2.1 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment in accordance with Section 10.4(b), as applicable. The aggregate amount of the Commitments shall be reduced (and accordingly the Commitment of each Lender shall be reduced based on such Lender’s Applicable Percentage), effective as of 5:00 p.m. on each of the dates set forth in the table below, to the amount opposite such date. The Commitment of each Lender may be further adjusted from time to time pursuant to Section 2.5 or pursuant to assignments by or to such Lender pursuant to Section 10.4. The aggregate amount of the Commitments on the Sixth Amendment Effective Date is $125,000,000.

Aggregate Commitment Reduction Date	New Aggregate Commitment Amount
February 21, 2020	$105,000,000
February 28, 2020	$90,000,000
March 6, 2020	$80,000,000
March 13, 2020	$70,000,000
March 20, 2020	$60,000,000
March 27, 2020	$50,000,000
April 3, 2020	$40,000,000
April 10 , 2020	$30,000,000
April 17, 2020	$20,000,000
April 24, 2020	$10,000,000
April 30, 2020	$0

2.3               The definition of “Consolidated Total Debt” now appearing in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“Consolidated Total Debt” shall mean, as of any date, all Indebtedness of a Person and its Subsidiaries measured on a consolidated basis as of such date, but excluding (i) Indebtedness of the type described in clause (d) of the definition of “Indebtedness” and (ii) for so long as (A) all Liens securing the FGIH Indebtedness and any claims or obligations against all Loan Parties in respect of the FGIH Indebtedness are subordinated to the Liens of the Collateral Documents and the Secured Obligations, respectively, pursuant to the GACP Subordination Agreement and (B) the FGIH Indebtedness constitutes Indebtedness of such Person or Subsidiary solely by reason of clause (g) of the definition of “Indebtedness”, the FGIH Indebtedness.

2.4               The definition of “Maturity Date” now appearing in Section 1.1 of the Existing Credit Agreement is amended to delete the phrase “October 2, 2022” now appearing therein and to substitute “April 30, 2020” therefor.

2.5               Section 1.1 of the Existing Credit Agreement is amended to insert the following definitions thereto in alphabetical order:

“FGIH Indebtedness” means any Indebtedness of a Person in connection with or in respect of that certain Credit Agreement, dated as of February 14, 2020, by and among Franchise Group Intermediate Holdco, LLC, a Delaware limited liability company, Franchise Group Merger Sub AF, Inc., a Delaware corporation, certain subsidiaries of Franchise Group Intermediate Holdco, LLC from time to time party thereto, the lenders from time to time party thereto, GACP Finance Co., LLC, a Delaware limited liability company, in its capacity as administrative agent, and Kayne Solutions Fund, L.P., in its capacity as collateral agent.

“GACP Subordination Agreement” means that certain Subordination and Intercreditor Agreement dated as of February 14, 2020, by and among the Loan Parties, the Administrative Agent, GACP Finance Co., LLC, a Delaware limited liability company, in its capacity as administrative agent, and Kayne Solutions Fund, L.P., in its capacity as collateral agent.

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2.6               Section 7.1(a) of the Existing Credit Agreement is amended as follows:

(a)                By restating clause (iv) thereof in its entirety as follows:

(iv)       unsecured Indebtedness of the Borrower (but not of any Subsidiary of the Borrower), incurred prior to April 30, 2020, and solely for the purpose of acquiring Area Development Rights or Franchise Rights, in an aggregate outstanding principal amount not to exceed $13,000,000;

(b)                By replacing the amount “$15,000,000” appearing in clause (v) thereof with “$1,825,000”.

(c)                By deleting clause (xii) now appearing therein and substituting “[reserved];” therefor.

2.7               Section 7.2 of the Existing Credit Agreement is amended to delete clauses (e) and (f) now appearing therein and, in each case, to substitute “[reserved];” therefor.

2.8               Section 7.2 of the Existing Credit Agreement is amended to (i) delete the word “and” now appearing at the end of clause (g) thereof, (ii) delete the period now appearing at the end of clause (h) thereof, and to substitute “; and” therefor, and (iii) insert the following clause (i) at the end thereof:

(i)       so long as such Liens are subordinated to the Liens of the Collateral Documents pursuant to the GACP Subordination Agreement, Liens securing the FGIH Indebtedness.

2.9               Section 7.4 of the Existing Credit Agreement is amended as follows:

(a)                By deleting clauses (g), (n) and (p) now appearing therein and, in the case of clauses (g) and (n), substituting “[reserved];” therefor, and in the case of clause (p), substituting “[reserved].” therefor.

(b)                By replacing the amount “$35,000,000” appearing in clause (c) thereof with “$13,500,000”.

2.10           Section 7.5 of the Existing Credit Agreement is amended as follows:

(a)                By deleting clause (k) now appearing therein and substituting “[reserved];” therefor.

(b)                By replacing the amount “$5,000,000” appearing in clause (l) thereof with “$500,000”.

2.11           Article 7 of the Existing Credit Agreement is amended to delete Section 7.6 now appearing therein and to substitute “[Reserved].” therefor.

2.12           Section 7.8(e) of the Existing Credit Agreement is amended to delete the language “or another Non-Loan Party Subsidiary” appearing therein.

2.13           Section 7.13 of the Existing Credit Agreement is amended to insert the following text at the end of such Section:

“The Borrower will not, and will not permit Parent or any of its Subsidiaries to, declare or make, or agree to pay for or make, directly or indirectly, any payment whatsoever or any purchase, redemption, retirement, acquisition or defeasance with respect to the FGIH Indebtedness.”

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2.14           Section 8.1 of the Existing Credit Agreement is hereby amended:

(a)                By inserting the following text at the end of clause (f) thereof:

“Any obligor under the FGIH Indebtedness shall fail to make any payment (whether of principal, interest or otherwise and regardless of amount) in respect of the FGIH Indebtedness when and as the same shall become due and payable (after giving effect to any applicable notice, cure or grace period).”

(b)                By restating clause (g) thereof in its entirety as follows:

“(g) Other Cross-Defaults. (i) Any event or condition occurs that results in any Material Indebtedness or any FGIH Indebtedness becoming due prior to its scheduled maturity or payment date, or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any FGIH Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness or the FGIH Indebtedness to become due prior to their scheduled maturity or payment date or to require the prepayment, repurchase, redemption or defeasance thereof prior to their scheduled maturity or payment date (in each case after giving effect to any applicable notice and any applicable cure period), provided that this clause (g) shall not apply to secured Material Indebtedness that becomes due solely as a result of the voluntary sale, transfer or other disposition of the property or assets securing such Indebtedness; or (ii) any Loan Party or any of its Subsidiaries shall breach or default on any payment obligation constituting a Swap Agreement Obligation.”

(c)                By inserting the following text at the end of clause (q) thereof:

“The provisions of the GACP Subordination Agreement shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the FGIH Indebtedness; or (ii) either Borrower or any other Loan Party shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the provisions of the GACP Subordination Agreement, (B) that the provisions of the GACP Subordination Agreement exist for the benefit of the Administrative Agent, the Lenders and the L/C Issuer or (C) that all claims and obligations, if any, against the Loan Parties in respect of the FGIH Indebtedness, or Liens securing the same, or proceeds realized from the Collateral of any Loan Party, shall be subject to any of the provisions of the GACP Subordination Agreement.”

Section 3.                  Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date on which such conditions precedent are satisfied, the “Sixth Amendment Effective Date”):

3.1               this Amendment shall have been duly executed by the Borrower, each other Loan Party, the Administrative Agent and Required Lenders, and counterparts hereof as so duly executed shall have been delivered to the Administrative Agent;

3.2               the Administrative Agent shall have received (i) a duly executed copy of the GACP Subordination Agreement, (ii) a duly executed copy of that certain Limited Guaranty dated as of the date hereof, by B. Riley Financial, Inc. in favor of the Administrative Agent, and (iii) such additional certificates, documents and other information as the Administrative Agent shall reasonably request;

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3.3               the representations and warranties contained in Section 4 below shall be true and correct in all material respects, in each case on and as of the Sixth Amendment Effective Date as if made on and as of such date, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

3.4               after giving effect to this Amendment as of the Sixth Amendment Effective Date, no Default or Event of Default shall exist under any of the Loan Documents, and none shall occur as a result of observing any provision hereof or to the consummation of the transactions contemplated hereby; and

3.5               all fees of counsel to the Administrative Agent incurred in connection with the Existing Credit Agreement, this Amendment or any other Loan Documents and for which the Borrower shall have received an invoice on or prior to the date hereof, and all fees to CIBC Bank USA and the Lenders required to be paid in connection herewith, shall have been or will be substantially simultaneously paid.

Section 4.                  Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders party hereto on the date hereof and on the Sixth Amendment Effective Date as follows:

(a)                Power and Authority. It has all requisite power and authority to execute and deliver this Amendment and the other Loan Documents executed and delivered in connection herewith (together with this Amendment, the “Amendment Documentation”) to which it is a party and to perform its obligations hereunder, thereunder and under the Amended Credit Agreement.

(b)                Authorization. It has taken all necessary corporate or limited liability company action, as applicable, to duly authorize the execution and delivery of, and performance of its obligations under, this Amendment and the other Amendment Documentation to which it is a party, and this Amendment and the other Amendment Documentation to which it is a party have been duly authorized, duly executed and delivered by its duly authorized officer or officers.

(c)                Non-Violation. The execution and delivery of this Amendment and the other Amendment Documentation to which it is a party and the performance and observance by it of the terms and provisions hereof, thereof and under the Amended Credit Agreement (a) do not violate or contravene its Organizational Documents or any applicable laws or (b) conflict with or result in a breach or contravention of any provision of, or constitute a default under, any other agreement, instrument or document binding upon or enforceable against it.

(d)                Validity and Binding Effect. Upon satisfaction of the conditions set forth in Section 3 above, this Amendment, the other Amendment Documentation to which such Loan Party is a party and the Amended Credit Agreement shall constitute a legal, valid and binding agreement of such Loan Party, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(e)                Representations and Warranties in the Amended Credit Agreement. The representations and warranties of such Loan Party contained in the Amended Credit Agreement are true and correct in all material respects, in each case on and as of the Sixth Amendment Effective Date as if made on and as of such date, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

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(f)                 No Consent. No consent, exemption, authorization or approval of, registration or filing with, or any other action by, any Governmental Authority is required in connection with this Amendment or the other Amendment Documentation to which it is a party or the execution, delivery, performance, validity or enforceability of this Amendment, the other Amendment Documentation or the Amended Credit Agreement, except, in each case, consents, exemptions, authorizations, approvals, filings and actions which have been obtained or made and are in full force and effect.

(g)                No Event of Default. No Default or Event of Default exists before the effectiveness of, and none will exist immediately after giving effect to, this Amendment or as a result of observing any provision hereof.

Section 5.                  Miscellaneous.

(a)                Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b)                Survival of Representations and Warranties. All representations and warranties made hereunder shall survive the execution and delivery of this Amendment.

(c)                Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)                Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

(e)                Loan Documents Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Amended Credit Agreement. Except as otherwise specifically provided, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Existing Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any provision of the Existing Credit Agreement or any other Loan Document, including, without limitation, the guarantees, pledges and grants of security interests, as applicable, under each of the Collateral Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment is a Loan Document.

(f)                 Entire Agreement. This Amendment, together with the Amended Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

(g)                Acknowledgments. Each Loan Party hereby acknowledges that:

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(i)                 it has consulted and been advised by its own legal counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents and it has consulted its own accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(ii)               it is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Amendment and by the other Loan Documents;

(iii)             neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

(iv)              the Lenders have no obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated by this Amendment and by the other Loan Documents, except any obligations expressly set forth in this Amendment and in the other Loan Documents;

(v)                the Lenders and their Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and the Lenders have no obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates; and

(vi)              no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.

(h)                Release. Immediately upon the execution and acceptance of this Amendment, each Loan Party and each of their respective successors, assigns, subsidiaries, affiliates, insurers, employees, attorneys, agents, representatives and other persons and/or entities connected therewith, hereby fully and forever compromises, settles, releases, acquits and discharges the Administrative Agent, the Lenders, the Lead Arranger and their respective Affiliates and each of their and their Affiliates’ present, former and future directors, officers, employees, agents, partners, trustees, attorneys, advisors or other representatives and other persons and/or entities connected therewith (collectively, the “Released Parties”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions, causes of action (whether at law and/or in equity) and obligations of every nature whatsoever (whether liquidated or unliquidated, known or unknown, asserted or unasserted, foreseen or unforeseen, matured or unmatured, fixed or contingent) that each Loan Party has, had and/or may claim to have against any of the Released Parties which arise from or relate to any actions which any of the Released Parties have and/or may have taken or have and/or may have omitted to take prior to the date this Amendment was executed and, without limiting the foregoing, with respect to the Amended Credit Agreement and/or any documents executed and/or delivered in connection with the foregoing.

(i)                 Reaffirmation by the Loan Parties. Without limiting its obligations under or the provisions of the Amended Credit Agreement and the other Loan Documents, and before and after giving effect to the transactions contemplated hereby, each Loan Party hereby (a) consents and agrees to and acknowledges and affirms the terms of this Amendment, (b) affirms and confirms its guaranty obligations under the Loan Documents to which it is a party and its pledges, grants, indemnification obligations and other commitments and obligations under the Amended Credit Agreement and each other Loan Document to which it is a party, in each case as of the Sixth Amendment Effective Date after giving effect to this Amendment and the other Amendment Documentation to which it is a party, (c) agrees that each of the Guarantee Agreement and each Collateral Document to which it is a party and all guarantees, pledges, grants and other commitments and obligations under each Loan Document to which it is a party shall continue to be in full force and effect following the effectiveness of this Amendment and (d) confirms that all of the Liens and security interests created and arising under the Collateral Documents remain in full force and effect, and are not released or reduced, as collateral security for the Secured Obligations.

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(j)                 Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Transmission by a party to another party (or its counsel) via facsimile or electronic mail of a signed copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.

(k)                Governing Law. This Amendment and each other Loan Document shall be governed by, and construed in accordance with, the laws of the State of New York.

(l)                 Submission to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the for the Southern District of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or in any other Loan Document shall affect any right that any Loan Party may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

(m)              Waiver of Objection to Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 5(l) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(n)                Service of Process. Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 10.9 of the Credit Agreement. Nothing in this Amendment or in the Amended Credit Agreement will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

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(o)                Jury Trial Waiver. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

FRANCHISE GROUP INTERMEDIATE L 2, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

FRANCHISE GROUP INTERMEDIATE L 1, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

JTH TAX LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

SIEMPRETAX+ LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

JTH FINANCIAL, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

Signature Page to Sixth Amendment to Credit Agreement

WEFILE LLC

By:	/s/ Daniel Brashier
Name: Daniel Brashier
Title: Treasurer

JTH PROPERTIES 1632, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

LTS PROPERTIES, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

LTS SOFTWARE LLC

By:	/s/ Daniel Brashier
Name: Daniel Brashier
Title: Treasurer

JTH TAX OFFICE PROPERTIES, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

Signature Page to Sixth Amendment to Credit Agreement

360 ACCOUNTING SOLUTIONS, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

JTH COURT PLAZA, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

Signature Page to Sixth Amendment to Credit Agreement

CIBC BANK USA, as Administrative Agent, Swingline Lender, L/C Issuer and as a Lender

By:	/s/ Javier Gutierrez
Name: Javier Gutierrez
Title: Managing Director

Signature Page to Sixth Amendment to Credit Agreement

CITIZENS BANK, N.A., as a Lender

By:	/s/ Tracy Van Riper
Name: Tracy Van Riper
Title: Senior Vice President

Signature Page to Sixth Amendment to Credit Agreement

FIRST HORIZON BANK, as a Lender

By:	/s/ Liz Febles
Name: Liz Febles
Title: Vice President

Signature Page to Sixth Amendment to Credit Agreement

FIRST GUARANTY BANK, as a Lender

By:	/s/ Randy Vicknair
Name: Randy Vicknair
Title: Chief Credit Officer

Signature Page to Sixth Amendment to Credit Agreement

ATLANTIC UNION BANK, as a Lender

By:	/s/ Peter W. Strauss
Name: Peter W. Strauss
Title: Senior Vice President

Signature Page to Sixth Amendment to Credit Agreement

REGIONS BANK, as a Lender

By:	/s/ Andrew Staszesky
Name: Andrew Staszesky
Title: Vice President

Signature Page to Sixth Amendment to Credit Agreement